UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2009

Date of reporting period:  March 31, 2009

 Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2009

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

May 18, 2009

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending March 31, 2009.  At the end of the first quarter, over 17,000 shareholders have $483 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has $20.6 million with almost 200 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio lower by 0.25% for direct shareholders who have invested $1 million or more.  At the end of the first quarter, over 100 shareholders had $115 million invested in that class.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 12th letter.

Fund Performance Overview

While the specifics behind the Funds’ performance drivers and our thoughts on the current market outlook are detailed in separate sections below, we want to point out a couple of factors surrounding the recent “bear market rally.”  As those who are familiar with our process know, we focus on companies with a strong earnings history along with strong fundamentals and technicals but which are selling at a reasonable price.  This process has historically limited our participation in rallies that follow a bear market, which often favor lower quality, depressed stocks.  However, we are pleased that we have participated more in this current rally than we have in most of those in the past.  While past performance is no guarantee of future results, whether the rally is sustained and the good quality stocks which our process favors begin to take more of a leading role, or if the market retreats again and our stocks have better defensive qualities, we believe that our process allows us to be well positioned in either scenario.

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth Fund portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell MidCap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/09
Chase Growth Fund Class N (CHASX)	-25.96%
Chase Growth Fund SI Class (CHAIX)	-25.91%
Lipper Large Cap Growth Funds Index	-26.60%
Russell 1000® Growth Index	-25.97%
S&P 500® Index	-30.54%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #5 out of 285, #48 out of 563, #132 out of 674 and #187 out of 789 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended 3/31/09, respectively.  Past performance is not a guarantee of future results.

Chase Funds

On March 31st the Chase Growth Fund was invested in 32 stocks, which on average were rated A quality (with A++ being the strongest rating of relative financial strength and C++ being a satisfactory rating) by Value Line.  They range in market capitalization from $6.4 billion (Range Resources) to $338.9 billion (Exxon Mobil).

For the last six months, the Chase Growth Fund’s performance was helped by our overweight position in the health care sector, but this overweight position (now reduced) has been a drag on relative performance since the March low.  Our continued focus on reasonably priced, high quality, large cap growth stocks with consistent earnings growth enabled us to avoid most of the financial firms directly involved in the credit crisis, but our lack of exposure to this area has hurt relative performance since the March low, as some of these companies as well as the most depressed stocks in other areas have enjoyed the strongest rebound rally. For the six months ended March 31st, our five best performing stocks were TJX Companies +20.79%, AutoZone +19.22%, Cisco Systems +17.18%, Intuit +14.57% and Corning +7.79%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 28% vs. 23% for the Russell 1000® Growth Index.  They have also been more profitable with a Return on Equity of 29% vs. 25%, and less debt with Debt to Total Capital of 23% vs. 26%.  They sell at a slightly lower price/earnings multiple as the Russell 1000® Growth Index (15.3X vs. 15.7X) based on 2009 estimated earnings.  Our stocks are selling at 0.55 times their five-year historical growth rates compared to 0.69 times for the Russell 1000® Growth Index and 0.64 times their projected reinvestment rates compared to 0.95 times for the Russell 1000® Growth Index.

March 31, 2009	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2009	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)
6 months ended 3/31/09
Chase Mid-Cap Growth Fund (CHAMX)	-27.17%
Lipper MidCap Growth Funds Index	-29.44%
Russell Midcap® Growth Index	-29.80%

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #53 out of 398, #170 out of 486 and #87 out of 562 funds in its Mid-Cap Growth Fund Universe for the five years, three years and one year periods ended 3/31/09, respectively.  Past performance is not a guarantee of future results.

On March 31st the Chase Mid-Cap Growth Fund was invested in 41 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $0.7 billion (Genesee & Wyoming) to $12.6 billion (Apollo Group).

The Chase Mid-Cap Growth Fund has declined less than the benchmarks during the last six months.  Like the Chase Growth Fund, we avoided some of the more troubled areas of the market by focusing on consistency and stability of earnings growth.  Our heavier emphasis on some of the more defensive consumer discretionary and consumer staples stocks helped relative performance, but these areas have lagged some of the more depressed areas since the March lows.  Within our midcap growth mandate, we have continued to favor some of the larger, more stable earning growth companies.  For the six months ended March 31st, our five best performing stocks were Dollar Tree Stores +22.46%, O’Reilly Automotive +19.70, Apollo Group +18.54, Priceline.com +15.12 and Mylan +14.08.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have slightly higher five-year average annual earnings per share growth rates of 25% vs. 23% for the Russell Midcap® Growth Index, and they have stronger balance sheets with Debt to Total Capital of only 21% vs. 27%.  They sell at a lower price/earnings multiple than the Russell Midcap® Growth Index (15.0X vs. 17.0X) based on 2009 estimated earnings.  Our mid-cap stocks are selling at 0.61 times their five-year historical growth rates compared to 0.73 times for the Russell Midcap® Growth Index and 0.75 times their projected reinvestment rates compared to 1.15 times for the Russell Midcap® Growth Index.

March 31, 2009	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Funds

March 31, 2009	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Market Outlook

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.  Below are the remarks by Derwood Chase at our Tenth Annual Growth Funds Shareholder Meeting held on May 5, 2009.  Our Eleventh Annual Growth Funds Meeting will be held at Farmington Country Club in Charlottesville, Virginia on Monday, May 3rd, 2010.

Positive Factors

•
Lowrys Research analyzes 90% Down and 90% Up Days to judge the extent of fear/panic and buying/euphoria.  With the SEC’s elimination of the Uptick Rule for shorting the 90% Up/90% Down Days figures may be distorted due to “piling on” by short sellers and then massive short covering on the market rallies.  In any case the recent rally is the best since July 2007.  The 90% Up Day on 5/4/09 resulted in a Lowry Intermediate Trend Buy Signal triggering the first stage of their 5-stage buying program.  Lowrys also had a conventional short-term Buy Signal.

•
The Federal Reserve is determined to maintain low interest rates, substantial liquidity, and special lending assistance to help the economy.  It usually doesn’t pay to fight the Fed especially when they are injecting another trillion dollars into the financial markets including the purchase of $300 billion longer-maturity Treasury bonds and $700 billion mortgage securities.  The latest readings of the CPI eliminate short term inflation worries and give the Fed more flexibility.  Historically, when the Ned Davis Research Inflation Timing Model has been below zero as it was on 3/31 the DJIA has gained 12% per annum.

•
Recently the Obama administration proposed a trillion dollar public private partnership to purchase troubled loans from the nations banks in an effort to free up lending institutions to provide needed liquidity for future economic growth.  As described by Deliberations, Buying Legacy Assets (toxic assets) on 5% margin and zero cost financing with the government limiting the downside risk should definitely attract some speculators.

•
We expect the huge government “stimulus” program will help increase consumer spending by the middle of this year.  Unfortunately, most of it will not likely create jobs or help businesses grow.  Debt financing for many creditworthy small businesses is still very restricted.

•
Last month the Financial Accounting Standards Board (FASB) announced their intention to modify “mark-to-market” accounting rules effective March 15th so that institutions which intend to and are able to hold securities to maturity will not have to take those losses in their 1Q or later interim financial reports.

•	As of May 4th, the health of the global credit market remained significantly improved with the TED spread at 1.27 down from its extraordinary peak above 5 during the October credit crisis.

Chase Funds

•
With Money Market funds holding near the 2/28/09 record high of $3.9 trillion, about 43% of NDR Total Stock Market Values, there is record high liquidity on the sidelines when investor confidence improves.

•
A record 2,901 of 3,130 NYSE stocks traded on October 10th declined to (52 week) lows.  The market may well have registered an “internal bottom” that day even though the DJIA closed 900 points lower on November 20th at 7,552 with 1,894 new lows, and made an even lower low on March 9th at 6,547 with only 827 new lows.  This contraction in new lows, combined with the extremely oversold condition and substantial negative sentiment, created conditions for at least a sizeable bear market rally.

•
On April 29th the DJIA made a recovery high above its 8,131 April 17th peak supporting the previous recovery high in the Dow Transportation Index which reconfirms the rising market trend under Dow Theory.

Risk Factors

•	The S&P 500 was down -8.6% for the month of January. As the Stock Traders Almanac documents, the full year has followed the direction of January with only 5 major errors since 1950.

•
On March 31st, Ned Davis Research estimated total common stock market capitalization (currently 4,400 U.S. common stocks) stood at 62.8% of nominal GDP; down 64% from its 3/31/2000 historic peak of 174.0%, but still well above its lows of 36.3% and 32.2% respectively in 1974 and 1982 and still slightly above the 60% Norm since 1925.  Although, by some other measures, such as price to book value, equities are reasonably valued.  The S&P 500 P/B at 1.2x is well below its long-term average although still above its lows of 1974 and 1980-82.  Trying to value a market during a recession is difficult because earnings are declining and P/E ratios have recently been rising despite the falling market.

•
Consumers have too much debt and financial organizations too much leverage as well as too many poor quality, or at least illiquid loans.  In reality many of our major banks are insolvent.  Their recovery will likely be hampered by the need for stricter lending requirements, increased mortgage defaults, huge additional losses on credit cards, auto loans, commercial loans and municipal financing, not to mention the spread of the crisis globally.  Meanwhile new mortgage issuance has declined drastically.

•
Deleveraging will take a long time.  As defaults rise, the huge credit derivative market could implode.  According to the Bank for International Settlements, their June 2008 notional (gross OTC contract value) totals nearly $700 trillion.

•
If the S&P March low was the bottom, it would have been the 3rd worst (-56.8%) decline since 1900, but also the 3rd shortest (73 weeks) of the nine bear markets that declined more than 35%.  For perspective, those declines averaged -48.9% and took on average 88 weeks.  At six of those lows (including 1982 and 1974) the S&P dividend yielded over 6% or equivalent to 410 on the S&P 500 at current dividends.

•	If the S&P March low was the ultimate bottom, we would have expected a much higher level of fear with a put/call ratio over 1.00 rather than the complacent 0.64 level reached that week.

•
Geopolitical uncertainties remain high and we are in the midst of an extraordinary global credit crisis, a crisis of confidence, a trend toward increasing protectionism, and the largest worldwide wealth destruction ever.  A balance sheet recession caused by excessive debt and collapsing net worth is quite different than those caused by restrictive central banks to curb inflation.  We have not experienced this type of recession since the 1930s which is why the pattern of stock market decline experienced in the 1929-1938 period is relevant.  Proposals for regulating hedge funds, leverage, and various criteria for financial institutions suggest a radically different and quite uncertain, troubling future for the finance industry.

Chase Funds

•
Corporate profit margins which had been running at very high levels, 50% higher than the peaks of the ’60s–’90s are declining as the economy continues to weaken.  Many more company specific 2009 corporate earnings estimates will likely be revised downward.

•
Since 1949 the market has been down during 35% of the 236 quarters.  61% of those declines came in the first seven quarters of the President’s Term: the worst being the 5th quarter (which for the current Presidency would correspond to the 1st Quarter of 2010), the second worst the 1st quarter (for the current Presidency would correspond to the 1st Quarter of 2009, which has just ended).  (See Deliberations 1/7/09).

•
The $800 billion “stimulus” bill (1,400 pages) is primarily social engineering rather than economic stimulus, saving less productive federal and state government jobs while not creating jobs or stimulating the private sector.  It will vastly increase government regulation and the U.S. budget deficit and it runs the risk of rapid inflation and much higher interest rates when the economy improves.

Conclusion

•
We continue to view the near term with caution.  While conditions existed for a substantial bear market rally, we have yet to see characteristics that suggest the beginning of a new bull market.  It’s been described as the best rally since the 1930s, but we are mindful that in 1931 there were three sharp rallies of 27%, 31%, and 20% before the market finally bottomed in 1932.

•
During the bear market between the 2000 peak and Lowry’s major Buy-signal on 3/17/03, there was a 1-month, two 2-month, and a 6-month rally (altogether 383 Up days versus 399 Down days).  The stock market is trying to assess whether the Fed and other central banks as well as government stimulus will be successful in restoring investor confidence and avoiding a further meltdown.  So far the market decline reflects considerable skepticism and fear of substantial unintended consequences as we move into a more regulated, less leveraged financial system.

•
We now expect a more extended recession, probably as severe as the 1979-82 downturn when government policies resulted in a 10.8% peak in unemployment.  Unemployment is already at 8.5%, that’s the highest since 1983 and the largest number of unemployed workers ever.  Many financial institutions face severe loan and capital problems and it remains unclear whether they will be willing and able to use their limited liquidity to help troubled clients.

•
The Fed, the U.S. Treasury, and various government agencies are guaranteeing lending risks at the public’s expense and interfering with normal market adjustments.  Blanco Research tabulated all 34 plans/programs announced to date which at their maximums total $12.8 trillion or over $42,000 per person, almost $170,000 per family of four, an amount equivalent to a years annual output of the USA; three times more (adjusted for inflation) than the U.S. spent to fight WWII.  That amounts to an extraordinary debt burden on our country which will have dire long term consequences requiring a substantial increase in government control over our economy and our lives as well as endangering the dollars status as the world’s reserve currency.

•
At the recent G-20 meeting, the Chinese, German, and Russian leaders were discussing alternatives to the dollar as the reserve currency, perhaps the establishment of a “super-sovereign reserve currency”.  With the huge increase in printing fiat dollars and running enormous deficits, we are jeopardizing the confidence of foreign lenders/investors.  If they decide to refrain from increasing their substantial US investments, we will suffer much higher interest rates and a substantial decline in the purchasing power of our dollar.  Already our largest creditor, China, is aggressively spending its dollars on copper, oil, gold and other tangible assets and entering into substantial swap/loan arrangements in Renminbi, their own currency, to eventually be used as an alternative reserve currency.

Chase Funds

•
The Community Reinvestment Act mandated that banks lend to low income families that had little possibility of repaying their loans.  Even now the government continues to encourage people to borrow and spend when what they should be doing is getting out of debt.  Despite the government’s effort, in 4Q2008 total household credit market debt declined for the first time in over 50 years.  It is now taking over $6.00 of new debt-financing to increase GDP by just $1.00, compared to $1.68 in the 1970s.  We clearly cannot borrow and spend our way to prosperity.

•
We continue to emphasize good quality more stable growth companies that are market leaders.  The economic slowdown and the transition from speculation to risk aversion which markets are experiencing favors good quality, reasonably priced, growth stocks.  If the current rally proves to be a sustainable rise, good quality equities should close the gap on the low quality, oversold stocks which have been the recent leaders; alternatively, if it turns out to be just a Bear market rally, our stocks should enjoy much better defensive qualities.

•
As long term investors, we recognize that timing the market is very difficult.  One 35-year (420 month) study found that if you were out of the market just 5% of the time and missed the best 22 months, your 35-year gain would have been only 14% as much as the return on the S&P 500, even less than just holding T-bills.  Moreover, most investors who take money out of the market on a timely basis almost never get back in near the lows.  Recently a Spanish research firm found if you removed the 10 best days for the DJIA in each of the 1900-2008 years, two thirds of the cumulative gains were lost, but even more important if you missed the 10 worst days the gain on the Dow tripled, (See April ‘09 Shilling’s Insight, page 2).  That’s why we prefer to err on the conservative side.

Chase Investment Counsel Corp. manages over $4 billion for clients in 37 states.  The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  The expense ratio on the Chase Growth Fund is 1.20% on an annualized basis for the Class N (CHASX) shares; 0.95% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48% and the front-end sales charge was eliminated in the most recent Prospectus dated January 2009.  There are no annual Rule 12b-1 fees on either of our Funds.

We are pleased to announce that David B. Scott has been elected President of the Funds’ adviser, Chase Investment Counsel Corporation, replacing firm founder Derwood S. Chase, Jr.  Mr. Scott, formerly a Sr. Vice President, will continue in his role as a Director and as Chief Investment Officer with primary responsibility for overseeing the firm’s investment strategy and management of investment portfolios.  Mr. Chase was elected to the roles of Chairman and Chief Executive Officer (CEO), and will continue to be involved in formulating overall investment strategy.  He remains a member of the Board of Directors.  Jennifer King was elected Senior Vice President - Operations and Corporate Secretary.  The Directors believe that these changes are consistent with our executives’ current responsibilities and our future growth plans.  Our emphasis on effective portfolio management and client service remains unchanged.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of March 31, 2009.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	IBM	5.23%	1.	TJX Companies Inc.	3.81%
2.	Teva Pharmaceuticals Inds. ADR	5.01%	2.	Bard CR Inc.	3.48%
3.	Apollo Group	4.53%	3.	Priceline Inc.	3.33%
4.	Gilead Sciences, Inc.	4.23%	4.	Gamestop Corp.	3.21%
5.	Cisco Systems Inc.	4.18%	5.	Symantec Corp.	3.11%
6.	Corning Inc.	4.08%	6.	Alberto Culver Co.	3.10%
7.	AutoZone Inc.	3.93%	7.	CA Inc.	3.10%
8.	EMC Corp.	3.92%	8.	Dollar Tree Inc.	3.09%
9.	Visa Inc.	3.58%	9.	Sigma Aldrich Corp.	3.08%
10.	Barrick Gold Corp.	3.51%	10.	VF Corp.	3.08%

Derwood S. Chase, Jr., CIC	David B. Scott, CFA,
Chairman & CEO	President & Chief Investment Officer
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  You cannot invest directly in an index.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.  You cannot invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Dow Jones Transports, also known as the Dow Jones Transportation Average, is the oldest U.S. stock market index and currently contains the stocks of 20 transportation-related companies.  You cannot invest directly in an index.

Chase Funds

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to total capital-ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

A stock’s dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The TED spread is the difference between the rate for Treasury Bills and the rate for Eurodollar Bills.

The Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Richard Russell is the editor and publisher of the Dow Theory Letters, which was founded in 1958 and is the oldest service continuously written by one person.  The Letters, published every three weeks, cover the US stock market, foreign markets, bonds, precious metals, commodities, economics — plus Russell’s widely-followed comments and observations and stock market philosophy.

The NDR (Ned Davis Research) Total Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

While the Funds are no-load, management fees and other expenses apply.  Please refer to the prospectus for further details.

Quasar Distributors, LLC, Distributor.  (5/09)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2009 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at March 31, 2009 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 – 3/31/09).

Chase Funds

EXPENSE EXAMPLE at March 31, 2009 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/08	Value 3/31/09	Period 10/1/08 – 3/31/09*
Chase Growth Fund (Class N)
Actual	$1,000.00	$ 740.40	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/08	Value 3/31/09	Period 10/1/08 – 3/31/09*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$ 740.90	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/08	Value 3/31/09	Period 10/1/08 – 3/31/09*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$ 728.30	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited)

Shares	COMMON STOCKS: 95.2%	Value
	Auto/Auto Parts: 3.9%
116,700	AutoZone, Inc.*	$18,977,754

	Biotechnology: 7.5%
219,800	Amgen Inc.*	10,884,496
82,100	Genzyme Corp.*	4,875,919
441,800	Gilead Sciences, Inc.*	20,464,176
		36,224,591
	Chemicals - Specialty: 3.2%
230,700	Praxair, Inc.	15,523,803

	Computer Hardware: 8.3%
142,800	Apple Inc.*	15,011,136
260,600	International Business Machines Corp.	25,249,534
		40,260,670
	Computer - Networking: 4.2%
1,203,700	Cisco Systems, Inc.*	20,186,049

	Computer Software & Services: 11.4%
715,300	CA Inc.	12,596,433
414,200	Intuit Inc.*	11,183,400
932,530	Oracle Corp.	16,850,817
969,200	Symantec Corp.*	14,479,848
		55,110,498
	Computer - Storage: 3.9%
1,663,330	EMC Corp.*	18,961,962

	Drugs - Generic: 5.0%
536,900	Teva Pharmaceutical Industries Ltd. - ADR	24,187,345

	Drugs - Proprietary: 1.9%
271,100	Eli Lilly & Co.	9,057,451

	Education Services: 4.5%
279,200	Apollo Group Inc. - Class A*	21,869,736

	Energy/Integrated: 5.0%
157,700	Exxon Mobil Corp.	10,739,370
433,400	Petroleo Brasileiro S. A. - ADR	13,205,698
		23,945,068

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited), Continued

Shares		Value
	Energy/Oil & Gas Exploration & Production: 2.0%
237,900	Range Resources Corp.	$9,791,964

	Energy/Oil Service: 0.9%
385,100	Weatherford International Ltd.*	4,263,057

	Finance/Information Services: 6.7%
89,000	Mastercard, Inc. - Class A	14,905,720
310,900	Visa Inc.	17,286,040
		32,191,760
	Food: 3.3%
709,000	Sysco Corp.	16,165,200

	Health Care Services: 1.9%
195,700	Quest Diagnostics Inc.	9,291,836

	Information Services: 3.5%
479,700	Automatic Data Processing, Inc.	16,866,252

	Medical Products: 2.0%
268,950	St. Jude Medical, Inc.*	9,770,953

	Medical Supplies: 1.5%
104,700	Becton, Dickinson and Co.	7,040,028

	Metals - Precious: 3.5%
523,500	Barrick Gold Corp.+	16,971,870

	Restaurants: 5.9%
302,900	McDonald’s Corp.	16,529,253
1,081,600	Starbucks Corp.*	12,016,576
		28,545,829
	Retail - Discount: 1.1%
202,400	TJX Inc.	5,189,536

	Telecommunication Equipment: 4.1%
1,484,400	Corning Inc.	19,697,988
	Total Common Stocks (Cost $461,825,729)	460,091,200

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS: 2.8%	Value
13,687,806	Federated Treasury Cash Series II Fund	$13,687,806
	Total Short-Term Investments (Cost $13,687,806)	13,687,806
	Total Investments in Securities (Cost $475,513,535): 98.0%	473,779,006
	Other Assets in Excess of Liabilities: 2.0%	9,458,438
	Net Assets: 100.0%	$483,237,444

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited)

Shares	COMMON STOCKS: 98.4%	Value
	Apparel: 3.1%
11,100	VF Corp.	$633,921

	Auto/Auto Parts: 2.5%
14,900	O’Reilly Automotive, Inc.*	521,649

	Beverage: 2.9%
16,800	Hansen Natural Corp.*	604,800

	Brokerage: 3.0%
14,100	Stifel Financial Corp.*	610,671

	Business Services: 2.0%
8,200	Watson Wyatt Worldwide Inc. - Class A	404,834

	Chemicals - Specialty: 7.5%
10,300	Airgas, Inc.	348,243
16,200	Ecolab Inc.	562,626
16,800	Sigma-Aldrich Corp.	634,872
		1,545,741
	Computer Software & Services: 13.7%
18,700	BMC Software, Inc.*	617,100
36,200	CA Inc.	637,482
20,800	Citrix Systems, Inc.*	470,912
18,600	Solera Holdings, Inc.*	460,908
42,900	Symantec Corp.*	640,926
		2,827,328
	Conglomerates: 1.2%
11,200	Harsco Corp.	248,304

	Drugs - Generic: 1.7%
25,700	Mylan, Inc.*	344,637

	Drugs - Proprietary: 1.5%
4,500	Cephalon, Inc.*	306,450

	Education Services: 2.4%
6,200	Apollo Group, Inc. - Class A*	485,646

	Electrical Equipment: 2.7%
17,500	Ametek, Inc.	547,225

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited), Continued

Shares		Value
	Electronics: 2.1%
15,100	Amphenol Corp. - Class A	$430,199

	Energy/Oil & Gas Exploration & Production: 3.0%
15,200	Range Resources Corp.	625,632

	Energy/Oil Service: 1.3%
12,600	Cameron International Corp.*	276,318

	Engineering/Construction: 3.8%
10,700	Fluor Corp.	369,685
10,700	Jacobs Engineering Group Inc.*	413,662
		783,347
	Food: 2.7%
8,800	Flowers Food, Inc.	206,624
6,600	Ralcorp Holdings, Inc.*	355,608
		562,232
	Health Care Services: 1.9%
8,300	Quest Diagnostics Inc.	394,084

	Household Products: 2.9%
11,500	Church & Dwight Co., Inc.	600,645

	Internet Retail: 3.3%
8,700	Priceline.com, Inc.*	685,386

	Medical Products: 2.7%
9,100	Edwards Lifesciences Corp.*	551,733

	Medical Supplies: 3.5%
9,000	C. R. Bard, Inc.	717,480

	Personal Care: 3.1%
28,200	Alberto-Culver Co.	637,602

	Railroad: 1.6%
15,300	Genesee & Wyoming Inc. - Class A*	325,125

	Restaurants: 4.1%
26,900	Burger King Holdings Inc.	617,355
3,900	Panera Bread Co. - Class A*	218,010
		835,365

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Unaudited), Continued

Shares		Value
	Retail - Discount: 6.9%
14,300	Dollar Tree, Inc.*	$637,065
30,600	The TJX Companies, Inc.	784,584
		1,421,649
	Retail - Specialty: 3.2%
23,600	GameStop Corp. - Class A*	661,272

	Service Companies: 2.6%
18,200	Copart, Inc.*	539,812

	Shipping: 2.8%
21,500	Kirby Corp.*	572,760

	Utilities - Electric/Gas: 1.1%
7,900	Energen Corp.	230,127

	Waste Disposal: 1.6%
12,900	Waste Connections, Inc.*	331,530
	Total Common Stocks (Cost $22,799,208)	20,263,504

	SHORT-TERM INVESTMENTS: 1.7%
356,631	Federated Treasury Cash Series II Fund	356,631
	Total Short-Term Investments (Cost $356,631)	356,631
	Total Investments in Securities (Cost $23,155,839): 100.1%	20,620,135
	Liabilities in Excess of Other Assets: (0.1%)	(26,589)
	Net Assets: 100.0%	$20,593,546

ADR - American Depositary Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2009 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $475,513,535 and $23,155,839, respectively)	$473,779,006	$20,620,135
Receivables
Securities sold	9,252,561	—
Fund shares issued	803,383	—
Dividends and interest	191,478	4,447
Prepaid expenses	27,059	7,992
Total assets	484,053,487	20,632,574

LIABILITIES
Payables
Fund shares redeemed	336,464	—
Due to Advisor	293,494	9,220
Shareholder servicing fees (Class N Shares)	73,178	4,233
Custody fees	16,231	1,565
Administration fees	33,155	2,540
Transfer agent fees and expenses	13,785	3,047
Audit fees	9,816	9,068
Fund accounting fees	19,038	3,776
Chief Compliance Officer fee	1,586	935
Legal fees	2,273	3,549
Accrued expenses and other liabilities	17,023	1,095
Total liabilities	816,043	39,028
NET ASSETS	$483,237,444	$20,593,546

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2009 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$368,742,457	$20,593,546
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	28,976,154	1,067,231
Net asset value, offering and redemption price per share	$12.73	$19.30
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$114,494,987	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,002,599	—
Net asset value, offering and redemption price per share	$12.72	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$621,825,099	$28,986,771
Accumulated net investment income/(loss)	480,475	(87,773)
Accumulated net realized loss from investments	(137,333,601)	(5,769,748)
Net unrealized depreciation on investments	(1,734,529)	(2,535,704)
Net assets	$483,237,444	$20,593,546

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2009 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $24,908 and $0, respectively)	$4,221,679	$72,566
Interest	3,110	14
Total income	4,224,789	72,580
Expenses
Advisory fees (Note 3)	1,723,684	81,260
Shareholder servicing fees - Class N Shares (Note 4)	442,260	27,086
Administration fees (Note 3)	194,665	16,252
Transfer agent fees and expenses (Note 3)	68,629	9,398
Fund accounting fees (Note 3)	48,623	11,395
Custody fees (Note 3)	40,698	2,917
Miscellaneous	21,587	1,437
Registration fees	19,443	5,085
Printing and mailing expense	17,957	489
Insurance expense	12,751	1,949
Trustees fees	11,822	3,250
Audit fees	9,826	9,078
Legal fees	7,510	6,975
Chief Compliance Officer fee (Note 3)	4,058	2,312
Total expenses	2,623,513	178,883
Less: Expenses waived by Advisor (Note 3)	—	(18,530)
Net expenses	2,623,513	160,353
Net investment income/(loss)	1,601,276	(87,773)

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss from investments	(131,977,708)	(4,920,882)
Net change in unrealized appreciation on investments	(16,345,048)	(2,971,514)
Net realized and unrealized loss on investments	(148,322,756)	(7,892,396)
Net Decrease in Net Assets Resulting from Operations	$(146,721,480)	$(7,980,169)

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2009	Ended
	(Unaudited)	Sept. 30, 2008
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,601,276	$1,394,680
Net realized gain/(loss) from investments	(131,977,708)	6,398,542
Net change in unrealized appreciation on investments	(16,345,048)	(101,240,066)
Net decrease in net assets resulting from operations	(146,721,480)	(93,446,844)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	(939,994)	(800,124)
Substantial Investor Class Shares	(605,420)	(391,827)
From net realized gain on investments
Class N Shares	—	(44,038,806)
Substantial Investor Class Shares	—	(8,443,633)
Total distributions to shareholders	(1,545,414)	(53,674,390)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	84,066,757	73,606,583
Total decrease in net assets	(64,200,137)	(73,514,651)

NET ASSETS
Beginning of period	547,437,581	620,952,232
End of period	$483,237,444	$547,437,581
Accumulated net investment income	$480,475	$424,613

(a)	A summary of share transactions is as follows:

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Class N Shares
	Six Months Ended		Year
	March 31, 2009		Ended
	(Unaudited)		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,261,857	$137,815,976	8,100,147	$158,162,223
Shares issued on
reinvestments of distributions	64,103	875,007	1,943,444	39,879,465
Shares redeemed*	(6,087,556)	(81,810,212)	(9,377,194)	(187,657,547)
Net increase	4,238,404	$56,880,771	666,397	$10,384,141
* Net of redemption fees of		$114,530		$19,496

Substantial Investor Class Shares
	Six Months Ended		Year
	March 31, 2009		Ended
	(Unaudited)		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,432,314	$45,877,005	3,659,239	$72,945,254
Shares issued on
reinvestments of distributions	35,834	488,419	423,576	8,687,548
Shares redeemed	(1,468,918)	(19,179,438)	(969,969)	(18,410,360)
Net increase	1,999,230	$27,185,986	3,112,846	$63,222,442

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2009	Ended
	(Unaudited)	Sept. 30, 2008
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(87,773)	$(277,170)
Net realized loss from investments	(4,920,882)	(596,544)
Net change in unrealized appreciation on investments	(2,971,514)	(5,430,268)
Net decrease in net assets resulting from operations	(7,980,169)	(6,303,982)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments - Class N Shares	—	(956,607)
Distribution in excess - Class N Shares	—	(22,705)
	—	(979,312)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(330,679)	5,432,681
Total decrease in net assets	(8,310,848)	(1,850,613)

NET ASSETS
Beginning of period	28,904,394	30,755,007
End of period	$20,593,546	$28,904,394
Accumulated net investment loss	$(87,773)	$—

(a)	A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2009		Ended
	(Unaudited)		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	90,705	$1,783,736	212,562	$6,573,673
Shares issued on reinvestments of distributions	—	—	28,656	937,320
Shares redeemed*	(114,074)	(2,114,415)	(66,693)	(2,078,312)
Net increase/(decrease)	(23,369)	$(330,679)	174,525	$5,432,681
* Net of redemption fees of		$9		$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008		2007		2006		2005		2004
Net asset value, beginning of period	$17.24		$22.20		$19.36		$19.02		$16.15		$13.47
Income from investment operations:
Net investment income/(loss)	0.04	(1)	0.04	(1)	0.03	(1)	0.04	(1)	(0.05	)(1)	(0.10)
Net realized and unrealized
gain/(loss) on investments	(4.51)		(3.04)		3.50		0.30		2.92		2.78
Total from investment operations	(4.47)		(3.00)		3.53		0.34		2.87		2.68
Less distributions:
From net investment income	(0.04)		(0.04)		(0.06)		—		—		—
From net realized gain
on investments	—		(1.92)		(0.63)		—		—		—
Total distributions	(0.04)		(1.96)		(0.69)		—		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(2)
Net asset value, end of period	$12.73		$17.24		$22.20		$19.36		$19.02		$16.15
Total return	-25.96	%(3)	-14.93%		18.79%		1.79%		17.77%		19.90%
Ratios/supplemental data:
Net assets, end of period (thousands)	$368,742		$426,473		$534,456		$602,102		$484,325		$176,438
Ratio of expenses to average net assets:
Before expense recoupment	1.20	%(4)	1.17%		1.17	%(6)	1.17%		1.18%		1.31%
After expense recoupment	1.20	%(4)	1.17%		1.17	%(6)	1.17%		1.18%		1.37	%(5)
Ratio of net investment
income/(loss) to average net assets:
Before expense recoupment	0.65	%(4)	0.20%		0.16%		0.18%		(0.27%)		(0.71%)
After expense recoupment	0.65	%(4)	0.20%		0.16%		0.18%		(0.27%)		(0.77%)
Portfolio turnover rate	93.05	%(3)	181.43%		136.99%		163.94%		86.68%		84.09%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(6)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Substantial Investor Class Shares
	Six Months Ended			January 29, 2007(1)
	March 31, 2009		Year Ended	Through
	(Unaudited)		September 30, 2008	September 30, 2007
Net asset value, beginning of period	$17.27		$22.23	$19.04
Income from investment operations:
Net investment income	0.06	(2)	0.08 (2)	0.02	(2)
Net realized and unrealized
gain/(loss) on investments	(4.53)		(3.03)	3.17
Total from investment operations	(4.47)		(2.95)	3.19
Less distributions:
From net investment income	(0.08)		(0.09)	—
From net realized gain on investments	—		(1.92)	—
Total distributions	(0.08)		(2.01)	—
Net asset value, end of period	$12.72		$17.27	$22.23
Total return	-25.91	%(3)	-14.69%	16.75	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$114,495		$120,965	$86,496
Ratio of expenses to average net assets	0.95	%(4)	0.92%	0.92	%(4)
Ratio of net investment income
to average net assets	0.88	%(4)	0.39%	0.18	%(4)
Portfolio turnover rate	93.05	%(3)	181.43%	136.99	%(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006		2005		2004
Net asset value, beginning of period	$26.50		$33.57	$30.39		$31.37		$24.51		$20.62
Income from investment operations:
Net investment loss	(0.08	)(1)	(0.25)	(0.19	)(1)	(0.14	)(1)	(0.21	)(1)	(0.21)
Net realized and unrealized
gain/(loss) on investments	(7.12)		(5.79)	5.97		(0.24)		7.30		4.10
Total from investment operations	(7.20)		(6.04)	5.78		(0.38)		7.09		3.89
Less distributions:
From net realized gain
on investments	—		(1.01)	(2.60)		(0.60)		(0.23)		—
Distributions in excess	—		(0.02)	—		—		—		—
Total distributions	—		(1.03)	(2.60)		(0.60)		(0.23)		—
Paid-in capital from redemption fees	0.00	(1)(4)	—	0.00	(1)(4)	0.00	(1)(4)	0.00	(1)(4)	—
Net asset value, end of period	$19.30		$26.50	$33.57		$30.39		$31.37		$24.51
Total return	-27.17	%(2)	-18.56%	20.57%		-1.24%		29.07%		18.87%
Ratios/supplemental data:
Net assets, end of period (thousands)	$20,594		$28,904	$30,755		$27,293		$17,202		$8,142
Ratio of expenses to average net assets:
Before expense reimbursement	1.65	%(3)	1.52%	1.52%		1.74%		2.34%		3.02%
After expense reimbursement	1.48	%(3)	1.48%	1.48%		1.48%		1.48%		1.48%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(0.98	%)(3)	(0.95%)	(0.68%)		(0.71%)		(1.63%)		(2.58%)
After expense reimbursement	(0.81	%)(3)	(0.91%)	(0.64%)		(0.45%)		(0.77%)		(1.04%)
Portfolio turnover rate	41.84	%(2)	112.40%	151.23%		119.98%		68.88%		80.95%

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $5 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

A.
Security Valuation: The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6 – Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective March 31, 2008, the Funds adopted FIN 48.  Management of the Funds reviewed the tax

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

positions in the open tax years 2005 to 2008 for the Growth Fund and the Mid-Cap Fund.  Management of the Funds determined that the implementation of FIN 48 had no impact on either Fund’s net assets or results of operations.

C.
Securities Transactions, Dividends and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

H.
New Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2009, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2009, the Growth Fund and the Mid-Cap Fund incurred $1,723,684 and $81,260 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2009, the Advisor reduced its fees and absorbed Fund expenses in the amount of $18,530 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $100,286 at March 31, 2009 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

Year	Amount
2009	$59,114
2010	10,228
2011	12,414
2012	18,530
$100,286

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the six months ended March 31, 2009, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$194,665	$16,252
Fund accounting	48,623	11,395
Transfer agency	45,463	7,496
Custody	40,698	2,917

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the six months ended March 31, 2009, the Growth Fund and the Mid-Cap Fund were allocated $4,058 and $2,312 of the Chief Compliance Officer fee, respectively.

NOTE 4 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2009, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $442,260 and $27,086 under the Agreement, respectively.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$503,900,106	$421,878,936
Mid-Cap Fund	9,253,733	9,498,672

NOTE 6 – SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Funds own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2009:

Growth Fund
		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets For	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$473,779,006	$473,779,006	$—	$—
Total	$473,779,006	$473,779,006	$—	$—

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

Mid-Cap Fund
		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets For	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$20,620,135	$20,620,135	$—	$—
Total	$20,620,135	$20,620,135	$—	$—

NOTE 7 – LINE OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $26,500,000 and $7,500,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2009, the Mid-Cap Fund drew upon its line of credit.  The Mid-Cap Fund had an outstanding balance for two days of $31,000 and a weighted average interest rate of 3.25%.  The Growth Fund did not draw upon its line of credit during the six months ended March 31, 2009.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the six months ended March 31, 2009 and the year ended September 30, 2008 was as follows:

Growth Fund

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
Ordinary income	$1,545,414	$13,721,429
Long-term capital gains	—	39,952,961

Mid-Cap Fund

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
Long-term capital gains	$—	$956,607
Distributions in excess	—	22,705

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2009 (Unaudited), Continued

Ordinary income distributions may include dividends paid from short-term capital gains.

The Funds have designated $39,952,961 and $956,607 as long-term capital gain dividend for the Growth Fund and the Mid-Cap Fund, respectively, pursuant to Internal Revenue Code section 852(b)(3).

As of September 30, 2008, the Funds’ most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$537,555,364	$29,329,794
Gross unrealized appreciation	40,049,486	2,151,610
Gross unrealized depreciation	(25,438,967)	(1,715,800)
Net unrealized appreciation	14,610,519	435,810
Undistributed ordinary income	424,613	—
Undistributed long-term capital gain	—	—
Total distributable earnings	424,613	—
Other accumulated gains/(losses)	(5,355,893)	(848,866)
Total accumulated earnings/(losses)	$9,679,239	$(413,056)

(a)	Cost for federal income tax purposes is the same as cost for financial statement purposes.

At September 30, 2008, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, post-October losses of $5,355,893 and $848,866, respectively.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2009 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 11, 2008, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of October 31, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Chase Growth Fund:  The Board noted that the Growth Fund’s performance was above its peer group median and averages for all relevant periods.  The Board particularly noted the Fund’s first quartile performance ranking for all relevant periods.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

Chase Mid-Cap Growth Fund:  The Board noted that the Mid-Cap Growth Fund’s performance was above its peer group median and averages for the year-to-date, one-year, and five-year returns and was above its peer group median for the three-year returns.  The Board particularly noted the Fund’s first quartile performance ranking for the year-to-date, one-year and five-year periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

Chase Growth Fund:The Board noted that the Growth Fund’s total expense ratio was lower than the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group though it was in line with the fees charged by the Advisor to its other investment management clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Mid-Cap Growth Fund:The Board noted that the Advisor had contractually agreed to maintain an Expense Cap for the Mid-Cap Growth Fund of 1.48%.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were slightly higher than the average of its peer group, and the contractual advisory fee was equal to the median of its peer group.  The Board further noted that the contractual advisory fee was in line with the fees charged by the Advisor to its other investment management clients at minimum investment levels.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale were being achieved with the Growth Fund and that economies of scale would be expected to be realized as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Mid-Cap Growth Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board determined that they would discuss advisory fee breakpoints on the Growth Fund with the Advisor in the future.  The Board concluded that there were no effective economies of scale

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

to be shared with the Mid-Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars.”  After such review, the Board determined that additional information regarding the profitability to the Advisor with respect to the Advisory Agreements was appropriate, but that given the information presented, the profitability to the Advisor with respect to the Advisory Agreements did not appear to be excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   5/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     5/29/09

By (Signature and Title)*     /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     5/29/09

* Print the name and title of each signing officer under his or her signature.